Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2025
Statutory reserves and restricted net assets
Statutory reserves and restricted net assets

17. Statutory reserves and restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant Chinese Mainland statutory laws and regulations permit payments of dividends by the VIEs and subsidiaries of the VIEs incorporated in Chinese Mainland only out of their retained earnings, if any, as determined in accordance with Chinese Mainland accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

Under Chinese Mainland law, the Company’s subsidiaries, VIEs and the subsidiaries of the VIEs located in the Chinese Mainland (collectively referred as the “Chinese Mainland entities”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The Chinese Mainland entities are required to allocate at least 10% of their after tax profits on an individual company basis as determined under Chinese Mainland accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the Chinese Mainland entities is also restricted.

Amounts restricted that include paid-in capital, additional paid-in capital and statutory reserve funds, as determined pursuant to China Accounting Standard, are RMB4,816,033,362 and RMB5,046,425,864 (US$721,629,301) as of December 31, 2024 and 2025 respectively.